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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Veritas DGC Inc. (the "Company") for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, David B. Robson, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Form 10-Q fully complies with the requirements of
                     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 12, 2002
                                           /s/ David B. Robson
                                           ----------------------------------
                                           David B. Robson
                                           Chief Executive Officer